EXHIBIT 32.1

SECTION 906 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF MADISON VENTURES INC.

In connection with the accompanying Quarterly Report on Form 10-Q of Madison Ventures Inc. for the quarter ended June 30, 2013, the undersigned, Art Kerry, President of Madison Ventures Inc., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	such Quarterly Report on Form 10-Q for the quarter ended June 30, 2013 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)
the information contained in such Quarterly Report on Form 10-Q for the quarter ended June 30, 2013 fairly presents, in all material respects, the financial condition and results of operations of Madison Ventures Inc.

Date: September 26, 2013	By:	/s/ Art Kerry
Art Kerry
President (principal executive officer, principal financial officer and principal accounting officer)